Ariel Investment Trust

Ariel International Fund

(Investor Class AINTX, Institutional Class AINIX)

Ariel Global Fund

(Investor Class AGLOX, Institutional Class AGLYX)

Supplement dated March 26, 2026, to the Summary Prospectuses of Ariel International Fund and Ariel Global Fund, each dated February 1, 2026, as amended or supplemented thereafter

I.

Effective April 1, 2026, Mrunal “Micky” Jagirdar will no longer serve as a portfolio manager for Ariel International Fund or Ariel Global Fund (each a “Fund” and together, the “Funds”). Accordingly, effective as of April 1, 2026, all references to Mr. Jagirdar in the Funds’ respective Summary Prospectuses are deleted.

II.

Effective April 1, 2026, Ted Mann of Ariel Investments, LLC is added as a portfolio manager of Ariel International Fund and Ariel Global Fund. Accordingly, effective April 1, 2026, the following changes are made to the Funds’ respective Summary Prospectuses:

1.	On page 4 of Ariel International Fund’s Summary Prospectus, under the heading “Ariel International Fund – Portfolio Managers,” the following is added after the disclosure regarding Ms. Lubrano:

Ted Mann, CFA, Portfolio Manager since April 1, 2026.

2.	On page 4 of Ariel Global Fund’s Summary Prospectus, under the heading “Ariel Global Fund – Portfolio Managers,” the following is added after the disclosure regarding Ms. Lubrano:

Ted Mann, CFA, Portfolio Manager since April 1, 2026.

Please retain this Supplement for future reference.